Exhibit 99.1

CPI Card Group Inc. Announces Proposed
Private Offering of $285 Million of Senior
Secured Notes

Littleton, CO. June 24, 2024 — CPI Card Group Inc. (Nasdaq: PMTS) (“CPI” or the “Company”) today announced the commencement of a private offering by its wholly-owned subsidiary, CPI CG Inc. (the “issuer”), of $285 million aggregate principal amount of senior secured notes due 2029 (the “notes”). The offering is subject to market and other conditions, and there is no assurance that the offering will be completed or, if completed, the terms on which it will be completed.

The issuer intends to use the net proceeds from the offering, together with cash on hand, to redeem all of the issuer’s outstanding 8.625% senior secured notes due 2026 (the “2026 notes”) and to pay related fees, premiums and expenses.

The notes are expected to be general senior secured obligations of the issuer and guaranteed by the Company and all of its current and future wholly-owned domestic subsidiaries (other than the issuer) and will be secured by substantially all of the assets of the issuer and the guarantors, subject to customary exceptions.

The notes and related guarantees will be offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to certain non-U.S. persons in compliance with Regulation S under the Securities Act. The issuance and sale of the notes and related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and the notes and related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees. Any offers of the notes and related guarantees will be made only by means of a private offering memorandum, and are not being made to any person in any jurisdiction in which such offer, sale or solicitation is unlawful. Nothing in this press release shall constitute a notice of redemption to the holders of the 2026 notes or an offer to redeem or repurchase any of the 2026 notes. Any such notice or offer, if any, will only be made in accordance with the provisions of the indenture governing the 2026 notes.

Forward-Looking Statements

Certain statements and information in this press release (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “aim,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements relate to, among other things, expectations regarding the proposed offering and the use of proceeds therefrom. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. Risks and uncertainties that could cause actual results or other events to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to: a deterioration in general economic conditions, including inflationary conditions and resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; a disruption or other failure in our supply chain, including as a result of foreign conflicts and with respect to single source suppliers, or the failure or inability of suppliers to comply with our code of conduct or contractual requirements, or political unrest in countries in which our suppliers operate, or inflationary pressures, resulting in increased costs and inability to pass those costs on to our customers and extended production lead times and difficulty meeting customers’ delivery expectations; our failure to retain our existing customers or identify and attract new customers; our inability to recruit, retain and develop qualified personnel, including key personnel, and implement effective succession processes; adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; system security risks, data protection breaches and cyber-attacks; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; our inability to develop, introduce and commercialize new products and services; the usage, or lack thereof, of artificial intelligence technologies; our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our status as an accelerated filer and complying with the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting; disruptions in production at one or more of our facilities; problems in production quality, materials and process and costs relating to product defects and any related product liability and/or warranty claims; environmental, social and governance (“ESG”) preferences and demands of various stakeholders and our ability to conform to such preferences and demands and to comply with any related regulatory requirements; the effects of climate change, negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; damage to our reputation or brand image; disruptions in production due to weather conditions, climate change, political instability or social unrest; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; defects in our software and computing systems; our limited ability to raise capital; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state businesses or unclaimed property, as well as potential new U.S. tax legislation increasing the corporate income tax rate and challenges to our income tax positions; our inability to successfully execute on our divestitures or acquisitions; our inability to realize the full value of our long-lived assets; our inability to renew licenses with key technology licensors; the highly competitive, saturated and consolidated nature of our marketplace; costs and potential liabilities associated with compliance or failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner; our failure to operate our business in accordance with the Payment Card Industry  Security Standards Council security standards or other industry standards; the effects of restrictions, delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; the effects on the global economy of ongoing foreign conflicts; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; risks associated with the majority stockholders’ ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of our majority stockholders; the influence of securities analysts over the trading market for and price of our common stock; failure to meet the continued listing standards of the Nasdaq Global Market; the impact of stockholder activism or securities litigation on the trading price and volatility of our common stock; our inability to fully execute on our share repurchase program strategy; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our majority stockholders to change the composition of our board of directors; our ability to comply with a wide variety of complex laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings; and other risks that are described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our other reports filed from time to time with the U.S. Securities and Exchange Commission.

We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

About CPI Card Group Inc.

CPI Card Group is a payments technology company providing a comprehensive range of credit, debit, and prepaid card and digital solutions, including Software-as-a-Service (SaaS) instant issuance. With a focus on building personal relationships and earning trust, we help our customers navigate the constantly evolving world of payments, while delivering innovative solutions that spark connections and support their brands. We serve clients across industry, size, and scale through our team of experienced, dedicated employees and our network of high-security production and card services facilities—located in the United States.

CPI Card Group Inc. Investor Relations:

(877) 369-9016

InvestorRelations@cpicardgroup.com

CPI Card Group Inc. Media Relations:

Media@cpicardgroup.com